EXHIBIT 10.1

PARTICLE DRILLING TECHNOLOGIES, INC.

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of February 9, 2005, is by and among PARTICLE DRILLING TECHNOLOGIES, INC., a Nevada corporation (formerly known as MedXLink Corp.) (the “Company”), and each of the investors listed on Schedule I hereto (each of the persons or entities listed on Schedule I, individually, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, severally and not jointly, an aggregate of 9,000,000 shares (the “Shares”) of the authorized but unissued shares of the Company’s common stock, $0.001 par value per share (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event, the “Common Stock”), at an aggregate purchase price of  $18,000,000, all upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, simultaneously with entering into this Agreement, the Company and the Purchasers are entering into that certain Registration Rights Agreement, dated as of the date hereof (the “Registration Rights Agreement”), pursuant to which the Company will assume obligations with respect to the registration of the Shares and the Warrant Shares (as defined below) on the terms set forth therein.

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1                                          Definitions; Certain Rules of Construction.  As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this Agreement, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board” means the board of directors of the Company.

“business day” (whether such term is capitalized or not) means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of Texas are authorized or required by law or other governmental action to close.

“Closing Date” means the date hereof.

“Code” means the Internal Revenue Code of 1986.

“Environmental Protection Laws” means any law, statute or regulation enacted by any jurisdiction in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing or transporting of hazardous or toxic substances, and

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any orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any Person required to be aggregated with the Company or any Subsidiary of the Company under Sections 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“Exchange Act Reports” means the Company’s reports filed with the SEC pursuant to Section 13 of the Exchange Act at any time on or after February 9, 2003.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Indebtedness” means, as applied to any Person, all indebtedness for borrowed money, whether current or funded, or secured or unsecured.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset, whether or not filed, recorded or otherwise perfected under applicable law, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances that do not materially detract from the value of the property or materially impair the operations of the Company or materially interfere with the use of such property or asset or (c) those relating to Indebtedness incurred prior to the date hereof and any replacement thereof.

“Majority Purchasers” means Purchasers holding, at any time, a majority of the outstanding Shares purchased hereunder on such date.

“Margin Stock” is defined in Regulation U of the Board of Governors of the Federal Reserve System.

“Material Adverse Effect” means a material adverse effect on the business, assets, liabilities (contingent or otherwise), properties, operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the Transaction Documents.

“Offering Memorandum” means the Private Placement Memorandum of the Company, dated as of February 8, 2005.

“PBGC” means the Pension Benefit Guaranty Corporation.

“PDTI” means Particle Drilling Technologies, Inc., a Delaware corporation and Subsidiary of the Company.

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“Person” (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any Governmental Authority.

“Plan” means any employee benefit plan, program or arrangement, whether oral or written, maintained or contributed to by the Company, any Subsidiary of the Company or any ERISA Affiliate, or with respect to which the Company, any Subsidiary of the Company or any ERISA Affiliate may incur liability.

“Registration Statements” means the Company’s registration statements filed with the SEC pursuant to the Securities Act at any time on or after February 9, 2003.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” means the Exchange Act Reports and the Registration Statements filed with the SEC at any time on or after February 9, 2003.

“Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Series A Convertible Preferred Stock” means the Series A Convertible Preferred Stock of PDTI, par value $0.0001 per share.

“Subsidiary” means with respect to any Person at any time, (a) any other Person the accounts of which would be consolidated with those of such first Person in its consolidated financial statements as of such time, and (b) any other Person (i) which is, at such time, controlled by, or (ii) capital securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions), or other ownership interest of which ordinarily constituting a majority voting interest, are at such time, directly or indirectly, owned or controlled by, in the case of each of clauses (i) and (ii), such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.  Unless otherwise expressly provided, all references herein to “Subsidiary” means a Subsidiary of the Company.

“Transaction Documents” means, collectively, the Registration Rights Agreement and the Warrants.

“Transfer Agent Instruction Letter” means the letter, dated as of the Closing Date, from the Company to its transfer agent in the form attached hereto as Exhibit G.

“Warrant Shares” means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

“in writing” means any form of written communication or a communication by means of facsimile transmission.

The following table sets forth certain other defined terms and the section of this Agreement in which the meaning of each such term appears:

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Section(s)
“Aggregate Purchase Price”	2.1
“Agreement”	Preamble
“Closing”	2.2
“Common Stock”	Preamble
“Company”	Preamble
“DGCL”	3.34
“Disclosure Schedules”	3
“Intellectual Property”	3.27
“Losses”	7.1
“Number of Warrant Shares”	2.3
“Permits”	3.20
“Purchase Price Per Share”	2.1
“Purchaser”	Preamble
“Purchaser Indemnitee”	7.1
“Registration Rights Agreement”	Preamble
“Sarbanes-Oxley Act”	3.21
“Securities Laws Exemption”	3.32
“Shares”	Preamble
“Warrant(s)”	2.3
“8-K Filing”	6.3

2                                          Purchase and Sale of Shares.

2.1                                           Purchase and Sale. Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees, severally and not jointly, to purchase from the Company, at the Closing, the number of Shares set forth opposite such Purchaser’s name on Schedule I hereto, at a purchase price equal to $2.00 per share (the “Purchase Price Per Share”). The aggregate purchase price payable by the Purchasers to the Company for all of the Shares shall be $18,000,000 (the “Aggregate Purchase Price”).

2.2                                           Closing. The closing of the transactions contemplated under this Agreement (the “Closing”) shall take place at 5:00 pm (Eastern Time) at the offices of Vinson & Elkins L.L.P., Houston, Texas, on the Closing Date, or on such other date and at such time as may be agreed upon between the Purchasers, on the one hand, and the Company, on the other hand.  At the Closing, the Company shall deliver to each Purchaser a single stock certificate, registered in the name of such Purchaser, representing the number of Shares purchased by such Purchaser, against payment by such Purchaser of its respective aggregate Purchase Price Per Share by wire transfer of immediately available funds to such account as the Company shall designate in advance in writing, which stock certificate shall bear the legend set forth in Section 6.2(a).  The stock certificates delivered to the Purchasers and representing the Shares will be registered in the names and addresses of the Purchasers set forth on Schedule I hereto.

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2.3                                           Issuance of Common Stock Purchase Warrants at Closing.  Subject to and upon the terms and conditions set forth in this Agreement, the Company agrees to issue to each Purchaser, at the Closing, a Common Stock Purchase Warrant, substantially in the form attached as Exhibit A hereto (each individually, a “Warrant” and, collectively with all Common Stock Purchase Warrants issued pursuant to this Section 2.3 to the other Purchasers, the “Warrants”), exercisable for the number of shares of Common Stock set forth opposite the name of such Purchaser under the heading “Number of Warrant Shares” on Schedule I hereto, at an exercise price equal to the Purchase Price Per Share.  No additional consideration shall be payable by any Purchaser in respect of the issuance by the Company of such Purchaser’s Warrant at the Closing.

3                                          Representations and Warranties of the Company. In order to induce the Purchasers to enter into this Agreement and to purchase the Shares, except as set forth in the corresponding sections of the Disclosure Schedules delivered concurrently herewith (the “Disclosure Schedules”), the Company hereby makes the following representations and warranties as of the Closing Date, all of which shall survive the execution and delivery of this Agreement and the purchase of the Shares:

3.1                                           Corporate Status.  Each of the Company and its Subsidiaries (a) is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (b) has been duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified and where the failure to be so qualified would reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any of its Subsidiaries is currently in violation of any of the provisions of its Certificate of Incorporation (or other charter document) or By-laws, each as amended to date.

3.2                                           Corporate Power and Authority.  All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated herein and therein has been taken. When executed and delivered by the Company, this Agreement and each of the Transaction Documents shall constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. The Company has all requisite corporate power and authority to enter into this Agreement and the Transaction Documents and to carry out and perform its obligations under the terms hereof and thereof.

3.3                                           No Violation.  Neither the execution, delivery and performance by the Company of this Agreement and the Transaction Documents nor compliance with the terms and provisions hereof and thereof (a) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority, except as would not have a Material Adverse Effect, (b) will conflict with or result in any breach of, any of the material terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Company or any Subsidiary pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its or their property or assets are bound or to which it may be subject or result in the acceleration of any material obligation of the Company or any Subsidiary, except as would not have a Material Adverse Effect or (c) will violate any provision of the Certificate of Incorporation or By-laws of the Company or any of its Subsidiaries, each as amended to date.

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3.4                                           Capitalization.

(a)                                  Section 3.4(a) of the Disclosure Schedules sets forth the number of authorized, issued and outstanding shares of capital stock of the Company, and outstanding warrants, options or other rights to purchase capital stock of the Company (i) as of the date hereof and (ii) as of the date hereof pro forma to give effect to the sale of the Shares and Warrants hereunder.  As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 14,866,556 shares are issued and outstanding.  As of the date hereof, 4,033,000 shares of Common Stock were reserved for future issuance pursuant to outstanding options and warrants issued by the Company and 3,381,538 shares of Common Stock were reserved for issuance upon conversion of the Series A Convertible Preferred Stock.

(b)                                 Section 3.4(b) of the Disclosure Schedules sets forth the number of authorized, issued and outstanding shares of capital stock of each Subsidiary of the Company, and outstanding warrants, options or other rights to purchase capital stock of each Subsidiary of the Company as of the date hereof.  As of the date hereof, the authorized capital stock of the only Subsidiary of the Company consists of 50,000,000 shares of common stock, of which 50,000,000 shares are issued and outstanding and all of which are owned by the Company, and 20,000,000 shares of preferred stock, of which 10,000,000 shares have been designated as Series A Convertible Preferred Stock.  As of the date hereof, 3,381,538 shares of Series A Convertible Preferred Stock are issued and outstanding.  As of the date hereof, no shares of capital stock of any Subsidiary were reserved for future issuance pursuant to outstanding options, warrants or other rights to acquire shares of capital stock of any Subsidiary issued by any Subsidiary of the Company.

(c)                                  As of the date hereof, except as set forth above in (a) and (b), and for the exercise rights of the Warrants, there are no other outstanding options, warrants, rights (including conversion or preemptive rights) or any agreement for the purchase or acquisition from the Company or any Subsidiary of any shares of the Company’s or any Subsidiary’s capital stock or voting agreements with respect to equity of the Company or any Subsidiary. All shares of the capital stock of the Company and its Subsidiaries subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall, to the knowledge of the Company after due inquiry, be duly authorized, validly issued, fully paid and nonassessable. Except as disclosed in Section 3.4(c) of the Disclosure Schedules or in the SEC Report or as set forth above in (a) and (b), there are no obligations, contingent or otherwise, of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any shares of Common Stock or other equity securities of the Company or any Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution, guaranty or otherwise) in any other entity.  The sale of the Shares and the issuance of the Warrants under this Agreement, and the issuance of any Warrant Shares upon exercise of the Warrants in their current form, will not result in the Company or any Subsidiary being obligated to issue, sell or purchase, pursuant to any existing pre-emptive, anti-dilution, redemption or other right of third parties, shares of Common Stock or other securities to or from any Person (other than the Purchasers), and will not result in a right of any holder of convertible or contingent securities issued by the Company or any Subsidiary to adjust the exercise, conversion, exchange or reset price under such securities, including, in any such case, pursuant to any “poison pill” or shareholders rights plan.  To the knowledge of the Company after due inquiry, none of the outstanding shares of capital stock of the Company or any Subsidiary were issued in violation of the Securities Act or any state securities laws.

3.5                                           Valid Issuance of the Shares. The Shares, the Warrants and the Warrant Shares have been duly authorized, and the Shares and the Warrant Shares, upon issuance pursuant to the terms hereof and the terms of the Warrants, respectively, (a) will be validly issued, fully paid and nonassessable, (b) will not be subject to any encumbrances, preemptive rights or any other similar contractual rights of the stockholders of the Company or any other Person, and (c) the applicable Purchaser (with respect to the Shares) and the applicable Holder (as defined in the Warrant) will obtain sole record and beneficial

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ownership of such Shares and Warrant Shares (as applicable) and take good marketable title thereto, free and clear of any Liens (defined for purposes hereof without regard to the carve-outs set forth in clauses (a) through (c) of the definition of Lien), claims, charges, taxes, options or transfer restrictions of any kind, other than those transfer restrictions explicitly set forth in this Agreement and in the Warrants. The Company has reserved from its duly authorized capital stock the number of shares of Common Stock issuable upon execution of this Agreement and upon exercise in full of the Warrants (assuming the Warrants vest in full).

3.6                                           Litigation.  Except as disclosed in the SEC Reports, no actions, suits, claims, investigations or proceedings are pending or, to the Company’s knowledge, threatened that could reasonably be expected to have, individually or in the aggregate (a) a Material Adverse Effect or (b) an adverse effect on the rights or remedies of the Purchasers or on the ability of the Company or its Subsidiaries to perform when due to be performed their respective obligations under this Agreement or the Transaction Documents.  Except as disclosed in Section 3.6 of the Disclosure Schedules or the SEC Reports, neither the Company nor any Subsidiary is a party to or named in or subject to any order, writ, injunction, judgment or decree of any court or Governmental Authority. Except as disclosed in Section 3.6 of the Disclosure Schedules or the SEC Reports, there is no action, suit, claim, proceeding or investigation by the Company or any Subsidiary currently pending or that the Company or any Subsidiary currently intends to initiate.

3.7                                           Approvals.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 4 below and in the Investor Questionnaire executed and delivered by each Purchaser to the Company, such Investor Questionnaire in the form attached hereto as Exhibit B, except for (a) any required filings and recordings which have been made and are in full force and effect, (b) the filing of a registration statement with the SEC pursuant to the Registration Rights Agreement and (c) applicable blue sky notice filings or a Form D to be timely filed with the SEC, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any Person or Governmental Authority, is required to authorize or is required for or as a condition to (i) the execution, delivery and performance of this Agreement or the Transaction Documents or (ii) the legality, validity, binding effect or enforceability of this Agreement or the Transaction Documents.  The execution and delivery by the Company of this Agreement and the Transaction Documents, the consummation of the transactions contemplated herein and therein, and the issuance of the Shares and the Warrants and, upon exercise of the Warrants, the Warrant Shares, do not require the consent or approval of the stockholders of the Company or any other Person.

3.8                                           Contracts.  All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports to the extent required by the rules and regulations of the SEC as in effect at the time of filing of such SEC Reports.  All such material agreements required to be filed as exhibits to the SEC Reports are legal, valid and binding obligations of the Company in accordance with their respective terms and, to the knowledge of the Company, the other parties thereto, except in any case as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles.  The Company and its Subsidiaries are not, nor to their knowledge is any counterparty, in violation of or default under, any agreement to which any of them is a party, except as would not reasonably be expected to have a Material Adverse Effect.

3.9                                           Conformity to Securities Act and Exchange Act; No Misstatement or Omission.  To the knowledge of the Company after due inquiry, each of the SEC Reports as of the date it was filed with the SEC in the case of filings under the Exchange Act or declared effective in the case of the Registration Statements, complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as applicable) and the respective rules and regulations of the SEC

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thereunder and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.  To the knowledge of the Company after due inquiry, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act at any time on or after February 9, 2003.

3.10                                     Financial Statements; Indebtedness.

(a)                                  The financial statements and supporting schedules of PDTI, for the year ended September 30, 2004, and to be filed in an SEC Report within one business day following the Closing Date, are complete and correct and present fairly in all material respects the consolidated financial position of PDTI as of the dates specified and the consolidated results of their operations and cash flows for the periods specified, in each case, in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein or in the notes thereto.

(b)                                 Except as set forth in Section 3.10(b) of the Disclosure Schedules, the Company and its Subsidiaries have no Indebtedness outstanding at the date hereof.  Except as set forth in Section 3.10(b) of the Disclosure Schedules, none of the Company and its Subsidiaries is in default with respect to any outstanding Indebtedness or any instrument relating thereto, and no event has occurred, or facts and circumstances exist, which, after passage of time, would result in such a default.

3.11                                     Margin Regulations.  Neither the sale of the Shares and Warrants, nor the use of the proceeds thereof, will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

3.12                                     Investment Company Act.  The Company is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940.

3.13                                     Public Utility Holding Company Act.  The Company is not a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 1935.

3.14                                     No Material Adverse Changes.  Since September 30, 2004, except as described in the SEC Reports or otherwise set forth in Section 3.14 of the Disclosure Schedules, (a) no event has occurred which has had, or could reasonably be expected to have, a Material Adverse Effect; (b) except as contemplated by this Agreement, there has been no transaction entered into by the Company or any of its Subsidiaries other than transactions in the ordinary course of business or transactions which would not, individually or in the aggregate, be material to the Company; (c) there have not been any changes in the Company’s or any Subsidiary’s authorized capital or any increases in the Indebtedness of the Company and its Subsidiaries taken as a whole; (d) there has been no actual or, to the knowledge of the Company, threatened revocation of, or default under, any contract to which the Company or any of its Subsidiaries is a party, except as would not have a Material Adverse Effect; (e) there have not been any amendments or changes in the charter documents or by-laws of the Company or the Subsidiaries; (f) there have not been any entry into, amendment of, relinquishment, termination or non-renewal by the Company or the Subsidiaries of any material contract, license, lease, transaction, commitment or other right or obligation, other than in the ordinary course of business, consistent with past practice; and (g) there has not been any transfer or grant of a right with respect to the Intellectual Property owned or licensed by the Company or the Subsidiaries, except as among the Company and the Subsidiaries.

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3.15                                     Tax Returns and Payments.  Except as set forth in Section 3.15 of the Disclosure Schedules, each of the Company and each of its Subsidiaries has filed all federal income tax returns and all other domestic and foreign tax returns and reports required to be filed by it and has paid all taxes and assessments payable by it which have become due, except for those contested in good faith and adequately reserved against (in the good faith determination of the Company), all of which, to the extent outstanding on the Closing Date, have been disclosed by the Company in the SEC Reports.  All such returns and reports are true and correct in all material respects. Each of the Company and each of its Subsidiaries has paid, or has provided adequate reserves (in the good faith judgment of the Company) for the payment of, all material federal, state and foreign taxes that are not yet due and payable for all fiscal years, including the current fiscal year, to date.  No action, suit, proceeding, investigation, audit or claim is now pending or, to the knowledge of the Company or its Subsidiaries, threatened by any authority regarding any taxes relating to the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.  As of the Closing Date, neither the Company nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Company or any of its Subsidiaries.  No tax return of the Company or any of its Subsidiaries is or has been the subject of an audit or examination by any taxing authority, other than any such audit or examination which has been completed or closed.  Each of the Company and its Subsidiaries has withheld from each payment made to any of its past or present employees, officers and directors, and any other Person, the amount of all material taxes and other deductions required to be withheld therefrom and paid the same to the proper taxing authority within the time required by law.

3.16                                     Subsidiaries.  As of the Closing Date, the Company has no directly or indirectly held Subsidiary other than PDTI.  Each of the Company and each Subsidiary has good and marketable title to all of the shares it purports to own of the stock of each Subsidiary, free and clear in each case of any Lien (defined for purposes hereof without regard to the carve-outs contained in (a) to (c) of the definition of Lien).  All such shares have been duly authorized, validly issued and are fully paid and nonassessable.  As of the Closing Date, the Company is not party to any joint venture or similar arrangement.

3.17                                     Properties.  The Company and each of its Subsidiaries owns its properties and assets free and clear of all Liens.  With respect to leased property and assets, the Company and its Subsidiaries are in compliance with such leases and hold a valid leasehold interest, free and clear of any Liens.

3.18                                     Labor Relations.  The Company and its Subsidiaries are not engaging in any unfair labor practice.  No unfair labor practice complaint is pending against the Company or any of its Subsidiaries or, to the best of its knowledge, threatened against it or any of its Subsidiaries, before the National Labor Relations Board or similar foreign labor relations authority, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its Subsidiaries, or, to the best of its knowledge, threatened against it or any of its Subsidiaries.  No strike, labor dispute, slowdown or stoppage is pending against the Company or any of its Subsidiaries or, to the best of its knowledge, threatened against the Company or any of it Subsidiaries.  No union representation question exists with respect to the employees of the Company or any of its Subsidiaries and no union organizing activities are taking place.  The Company and its Subsidiaries have complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. To the Company’s knowledge, no employee of the Company or any Subsidiary is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company or any Subsidiary, or any other party because of the nature of the business presently conducted or presently proposed to be conducted by the Company and its Subsidiaries. The Company is

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not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or any Subsidiary, nor does the Company or any Subsidiary have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company and its Subsidiaries is terminable at the will of the Company or the applicable Subsidiary.

3.19                                     Compliance with Law.  The conduct of the Company’s business complies with all applicable U.S., state, local and foreign laws, ordinances, rules, regulations, and orders, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

3.20                                     Permits. The Company and its Subsidiaries have all franchises, permits, licenses, certificates, registrations and any similar authority (the “Permits”) necessary or material for the conduct of their business as described in the SEC Reports, the lack of which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  As of the date hereof, no suspension or cancellation of any of the Permits is pending or, to the knowledge of the Company, threatened which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently proposed to be conducted. The Company and its Subsidiaries are not in default under any of such franchises, permits, licenses or other similar authorities.

3.21                                     ERISA.  Neither the Company, any Subsidiary of the Company nor any ERISA Affiliate maintains or contributes to any Plan other than those listed in Section 3.21 of the Disclosure Schedules.

(a)                                  Compliance with ERISA.  The Company and each ERISA Affiliate is in compliance with ERISA, except for such failures to comply that, in the aggregate for all such failures, would not reasonably be expected to have a Material Adverse Effect and no  contributions required to be made by the Company or any ERISA Affiliate to any pension plan are overdue.

(b)                                 PBGC. No liability to the PBGC has been or is expected to be incurred by the Company or any ERISA Affiliate with respect to any pension plan that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.  No circumstance exists that constitutes grounds under section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, any pension plan or trust created thereunder, nor has the PBGC instituted any such proceeding.

(c)                                  Multiemployer Plans.  Neither the Company nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any multiemployer plan except for such withdrawal liability that, in the aggregate of all such liabilities, would not reasonably be expected to have a Material Adverse Effect.  There have been no “reportable events” (as such term is defined in section 4043 of ERISA) with respect to any multiemployer plan that could result in the termination of such multiemployer plan and give rise to a liability of the Company or any ERISA Affiliate in respect thereof except for such “reportable events” that, in the aggregate for all such “reportable events,” would not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any Subsidiary has incurred or does it expect to incur liability under Sections 412 or 4971 of the Code, including the regulations and published interpretations thereunder; and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

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3.22                                     No Undisclosed Liabilities.  There are no material liabilities of the Company or any Subsidiary, other than liabilities incurred in the ordinary course of business consistent with past practice since September 30, 2004 or which in the aggregate would not reasonably be expected to result in a Material Adverse Effect.

3.23                                     Insurance.  The Company maintains insurance of the types and in the amounts and covering such risks as is prudent and adequate for its business as currently conducted and for the value of its properties as is customary for companies engaged in similar lines of business in similar industries, all of which insurance is in full force and effect.  Neither the Company nor any Subsidiary has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

3.24                                     Accounts Receivable.  The accounts and notes receivable of PDTI reflected on its balance sheet as of September 30, 2004, and all accounts and notes receivable of PDTI arising subsequent to September 30, 2004, (i) arose from bona fide sales transactions in the ordinary course of business consistent with past practice and are payable on ordinary trade terms, (ii) to the knowledge of the Company and each Subsidiary, are legal, valid and binding obligations of the respective debtors enforceable in accordance with their respective terms, (iii) to the knowledge of the Company and each Subsidiary, are not subject to any valid set-off or counterclaim, and (iv) are not the subject of any actions or proceedings brought by or on behalf of the Company or any Subsidiary.

3.25                                     Brokers.  Except as disclosed in Section 3.25 of the Disclosure Schedules, neither the Company nor any Subsidiary has any liability to pay any fees, commissions or other similar compensation to any broker, finder, investment banker, financial advisor or other similar Person in connection with the transactions contemplated by this Agreement.

3.26                                     Leases.  Each of the Company and its Subsidiaries has complied with all material obligations under all leases for real property to which it is a party as a lessee.  All leases relating to the leasehold estates of each of the Company and its Subsidiaries necessary for the conduct of the business of such Person are, with respect to the Company and its Subsidiaries, valid and enforceable, and, to the knowledge of the Company, are, valid and enforceable with respect to the lessor, and each of the Company and its Subsidiaries that is the lessee in respect thereof currently enjoys peaceful and undisturbed possession of the premises subject thereto.

3.27                                     Intellectual Property.  Each of the Company and the Subsidiaries owns, possesses or has the right to use all of the patents, trademarks, service marks, trade names, copyrights, franchises and licenses, and rights with respect thereto (collectively, “Intellectual Property”), necessary for the conduct of its business as described in the SEC Reports and as such business is proposed to be conducted as described in the SEC Reports, without any infringement of the rights of others.  None of the Company’s Intellectual Property has expired or terminated, or is expected to expire or terminate within 3 years from the date of this Agreement.  There are no outstanding options, licenses, or agreements of any kind relating to the Company’s and/or its Subsidiaries’ Intellectual Property with the exception of agreements for the sale or license of the Company’s products or services in the ordinary course of business. The Company has not received any communications alleging that the Company or any Subsidiary has violated or infringed or, by conducting its business as presently proposed, would violate or infringe any of the Intellectual Property of any other Person.  Except as disclosed in the SEC Reports, there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property.  The Company is unaware of any facts or circumstances which might give rise to any of the foregoing

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infringements or claims, actions or proceedings.  To date the only patents which have issued and are now owned in all right, title and interest by the Company are United States Patents Nos. 6,386,300 and 6,581,700, which United States patents are valid under United States patent laws.

3.28                                     Environmental Compliance.

(a)                                  Compliance.  Each of the Company and its Subsidiaries is in compliance with all Environmental Protection Laws in effect in each jurisdiction where it is currently doing business and no material expenditures will be required in order to comply with any Environmental Protection Law.

(b)                                 Liability.  Neither the Company nor any Subsidiary is subject to any liability under any Environmental Protection Law that, in the aggregate for all such liabilities, would reasonably be expected to have a Material Adverse Effect.

(c)                                  Notices.  Neither the Company nor any Subsidiary has received any

(i)  notice from any Governmental Authority by which any of its currently or previously owned or leased properties has been identified in any manner by any Governmental Authority as a hazardous substance disposal or removal site, “Super Fund” clean-up site, or candidate for removal or closure pursuant to any Environmental Protection Law,

(ii)  notice of any Lien arising under or in connection with any Environmental Protection Law that has attached to any revenues of, or to, any of its currently or previously owned or leased properties, or

(iii) communication, written or oral, from any Governmental Authority concerning any action or omission in connection with its currently or previously owned or leased properties resulting in the release of any hazardous substance resulting in any violation of any Environmental Protection Law, in each case where the effect of which, in the aggregate for all such notices and communications, would reasonably be expected to have a Material Adverse Effect.

3.29                                     Registration Rights.  Except as set forth on Section 3.29 of the Disclosure Schedules, the Company is not currently subject to any agreement providing any Person any rights (including piggyback registration rights) to have any securities of the Company or any Subsidiary registered with the SEC or registered or qualified with any other Governmental Authority.  Except as set forth in Section 3.29 of the Disclosure Schedules, no Person has, with respect to the Company or any Subsidiary, and the Company and its Subsidiaries  will not grant to any Person any registration rights (including demand and “piggyback” registration rights) inconsistent with or superior to any of those contained in the Registration Rights Agreement, so long as any of the registration rights under the Registration Rights Agreement remain in effect.

3.30                                     Transactions with Affiliates and Employees. Except as disclosed in the SEC Reports, none of the officers, directors or employees of the Company (or members of any such Person’s immediate family) is presently a party to any transaction or agreement with the Company (other than for services as employees, officers and directors entered into in the ordinary course of business consistent with past practices) exceeding $60,000 in value, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a

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substantial interest or is an officer, director, trustee or partner.  Except in connection with the Transaction Documents or as disclosed in the SEC Reports or the Offering Memorandum, there are no agreements, understandings or proposed transactions between the Company or any Subsidiary, on the one hand, and any of its officers, affiliates or directors, or any of their affiliates, on the other hand.

3.31                                     Sarbanes-Oxley Act; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the SEC, which are applicable to it as of the Closing Date.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorizations, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.   The Company and its Subsidiaries have established and maintained disclosure controls and procedures (as such term is defined in Rule 13a-14 and Rule l5d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s or its Subsidiaries’ ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s or its Subsidiaries’ internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC, and the statements contained in any such certification are complete and correct; and the Company and its Subsidiaries are otherwise in compliance with all applicable provisions of the Sarbanes-Oxley Act that are effective.

3.32                                     Securities Laws. Subject to the accuracy of the Purchasers’ representations and warranties set forth in Section 4 below and an Investor Questionnaire executed and delivered by each Purchaser to the Company, such Investor Questionnaire in the form attached hereto as Exhibit B, the offer, sale and issuance of the Shares and the Warrants, and issuance of Warrant Shares, as provided in this Agreement and the Warrants, is and is intended to be (a) exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, and (b) exempt from registration or qualification requirements of applicable state securities laws (together, the “Securities Laws Exemptions”). Neither the Company or its Subsidiaries nor anyone acting on its or their behalf has taken any action that would cause the loss of such exemptions.

3.33                                     No Integrated Offering.  Neither the Company, nor any Affiliate of the Company, nor any Person acting on its or their behalf has, directly or indirectly, engaged in any form of general solicitation or general advertising with respect to any security or made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering or issuance of the Shares, the Warrants or any Warrant Shares pursuant to this Agreement and the Transaction Documents to be integrated with prior offerings by the Company for purposes of the Securities Act which

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would cause the exemptions from SEC registration upon which the Company is relying for the offering or issuance of the Shares, the Warrants or any Warrant Shares pursuant to this Agreement to be unavailable, or would cause any applicable state securities laws exemptions or any applicable stockholder approval provisions exemptions, including, without limitation, under the rules and regulations of any national securities exchange or automated quotation system on which any of the securities of the Company are listed or designated to be unavailable, nor will the Company take any action or steps that would cause the offering or issuance of the Shares, the Warrants or any Warrant Shares pursuant to this Agreement and the Transaction Documents to be integrated with other offerings.

3.34                                     Interested Stockholder.  To the knowledge of the Company, each Purchaser is not an “interested stockholder” (as defined in Nevada Revised Statute 78.423) of the Company as of the Closing Date, nor will a Purchaser be deemed an “interested stockholder” as a result of the consummation of the transactions contemplated herein, and the restrictions on “combinations” (as defined in Nevada Revised Statute 78.416) set forth in Nevada Revised Statute 78.438 do not apply to the transactions contemplated hereby. The Board of Directors of the Company has approved the issuance to each Purchaser of the Warrant Shares issuable upon exercise of the Warrants, and the restrictions on “combinations” set forth in Nevada Revised Statute 78.438 will not apply to any exercise of the Warrants by a Purchaser.

3.35                                     Merger Agreement. The representations and warranties provided by the parties to the Merger Agreement dated as of July 14, 2004, as amended, by and among MedXLink Corp., the Company, PDTI Acquisition Corp., Dean Becker, ProDrill Partners LLC, and Thomas Hardisty, are true and correct.

3.36                                     Application of Takeover Protections.  The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Agreement and the Transaction Documents, including without limitation the Company’s issuance of the Shares and the Purchasers’ ownership of the Shares.

3.37                                     Solvency. Based on the consolidated financial condition of the Company and the Subsidiaries as of the date hereof, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known and contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business conducted by the Company, projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debts when such amounts are required to be paid. The Company has no present intention to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

3.38                                     Disclosure. Neither this Agreement, the Registration Rights Agreement, the Warrants, the Offering Memorandum, nor any other statements or certificates made or delivered in connection herewith or therewith, when taken as a whole, contains any untrue statement of a material fact

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or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

4                                          Representations and Warranties of the Purchasers. In order to induce the Company to enter into this Agreement and to sell the Shares and the Warrants, each Purchaser represents and warrants, severally (as to such Purchaser only) and not jointly, as of the Closing Date:

4.1                                           Authorization. All corporate, partnership or limited liability company action on the part of such Purchaser necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated herein and therein, has been taken. When executed and delivered by such Purchaser, each of this Agreement and the Registration Rights Agreement will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. Such Purchaser has all requisite corporate, partnership or limited liability company power and authority to enter into each of this Agreement and the Registration Rights Agreement, and to carry out and perform its obligations under the terms hereof and thereof.

4.2                                           Purchase Entirely for Own Account. Such Purchaser is acquiring the Shares and the Warrants for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act.

4.3                                           Investor Status; Etc. Such Purchaser certifies and represents to the Company that (i) it is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Shares or the Warrants and (ii) such Purchaser’s Investor Questionnaire is complete and correct. Such Purchaser’s financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. Such Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.  Such Purchaser fully understands that the Shares, the Warrants and the Warrant Shares are speculative investments which involve a high degree of risk of loss of such Purchaser’s entire investment. No Person, other than the Company, the placement agent or their authorized representatives, has offered the Shares or the Warrants to such Purchaser.

4.4                                           Securities Not Registered. Such Purchaser understands that the Shares, the Warrants and any Warrant Shares issued thereunder have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Shares, the Warrants and any Warrant Shares issued thereunder must continue to be held by such Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. Such Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. Such Purchaser understands that no federal or state agency has passed upon or made any recommendation or endorsement of an investment in the Shares or the Warrants.

4.5                                           No Violation. Neither the execution, delivery and performance by such Purchaser of this Agreement and the Registration Rights Agreement nor compliance with the terms and provisions hereof and thereof by such Purchaser (a) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority, except as would not have a material adverse effect on such Purchaser’s ability to consummate the transactions contemplated hereby; or (b) will violate any provision of the organizational documents of such Purchaser,

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except as would not have a material adverse effect on such Purchaser’s ability to consummate the transactions contemplated hereby.

4.6                                           Brokers. Such Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

4.7                                           Consents. All consents, approvals, orders and authorizations required on the part of such Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained and are effective as of the date hereof.

4.8                                           Disclosure of Information. Such Purchaser has relied on its own examination of the Company, including the merits and risks involved in making an investment decision with respect to the Common Stock.  Such Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares and the Warrants. Such Purchaser further acknowledges that it has reviewed the Offering Memorandum and that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the Warrants and the business, properties, prospects and financial condition of the Company.  The foregoing does not, however, limit or modify the representations and warranties of the Company set forth in Article III of this Agreement or the rights of the Purchasers to rely thereon.

5                                          Conditions Precedent.

5.1                                           Conditions to the Obligation of the Purchasers to Consummate the Closing. The obligation of each Purchaser to consummate the Closing and to purchase and pay for the Shares and Warrants to be purchased by it is subject to the satisfaction (or waiver by such Purchaser) of the following conditions precedent:

(a)                                  The representations and warranties of the Company contained herein shall be true and correct in all respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company shall have performed all obligations and conditions herein required to be performed or complied with by the Company on or prior to the Closing Date.

(b)                                 There shall have been no event or events which has occurred since the date hereof that taken individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

(c)                                  No proceeding challenging this Agreement or the Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or Governmental Authority or official or shall be pending against or involving the Company or any Subsidiary.

(d)                                 The sale of the Shares and Warrant Shares and the issuance of the Warrants to the Purchasers shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any Governmental Authority or of or with any other Person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

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(e)                                  The Purchasers shall have received from Vinson & Elkins LLP, outside counsel to the Company, an opinion addressed to such Purchasers, dated the Closing Date and substantially in the form of Exhibit C-1 hereto.

(f)                                    The Purchasers shall have received from Woodburn and Wedge, outside Nevada counsel to the Company, an opinion addressed to such Purchasers, dated the Closing Date and substantially in the form of Exhibit C-2 hereto.

(g)                                 The Registration Rights Agreement shall have been executed and delivered to the Purchasers by the Company.

(h)                                 The Company shall have delivered to the Purchasers a certificate substantially in the form of Exhibit D hereto dated the Closing Date and signed by the secretary or another officer of the Company, certifying (i) that the copies of the Certificate of Incorporation, the By-Laws and resolutions of the Board approving this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby attached thereto, are all true, complete and correct and remain in full force and effect as of such date, and (ii) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Transaction Documents and any other document delivered in connection herewith on behalf of the Company.

(i)                                     The Company shall have delivered to the Purchasers a certificate substantially in the form of Exhibit E hereto dated the Closing Date and signed by the Company’s chief financial officer, certifying that (i) the representations and warranties of the Company contained in Section 3 hereof are true and correct in all respects on the Closing Date and (ii) the Company has performed and complied with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Closing Date.

(j)                                     Such Purchaser shall have received from the Company an original stock certificate evidencing the purchase of the Shares and an original Warrant, in each case for the number of shares of Common Stock and the number of Warrant Shares, respectively, set forth opposite such Purchaser’s name on Schedule I hereto, and bearing the legends required to be imprinted thereon pursuant to Section 6.2 hereof.

(k)                                  The Company shall have delivered to the Purchasers a certificate of good standing for the Company and each Subsidiary issued by the Secretary of State of its applicable state of incorporation or organization, and, with respect to the Company a certificate of qualification to do business issued by the Secretary of State of the State of Texas.

(l)                                     The Purchasers shall have received a copy of the duly executed Transfer Agent Instruction Letter in the form of Exhibit F hereto.

(m)                               All instruments and corporate proceedings of the Company in connection with the transactions contemplated by this Agreement and the Transaction Documents shall be reasonably satisfactory in form and substance to such Purchaser, and such Purchaser shall have received copies (executed or certified, as may be appropriate) of all documents which any Purchaser may have reasonably requested in connection with such transactions.

5.2                                           Conditions to the Obligation of the Company to Consummate the Closing. The obligation of the Company to consummate the Closing and to issue and sell the Shares and Warrants to each Purchaser at the Closing is subject to the satisfaction of the following conditions precedent:

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(a)                                  The representations and warranties of such Purchaser contained herein shall be true and correct in all respects on and as of the Closing Date.

(b)                                 The Registration Rights Agreement shall have been executed and delivered to the Company by such Purchaser.

(c)                                  Such Purchaser shall have performed all obligations and conditions herein required to be performed or complied with by such Purchaser on or prior to the Closing Date, including but not limited to tendering its respective portion of the Aggregate Purchase Price.

(d)                                 No proceeding challenging this Agreement or the Transaction Documents, or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted before any court, arbitrator or Governmental Authority or official or shall be pending against or involving such Purchaser.

(e)                                  The sale of the Shares and the issuance of the Warrants and the Warrant Shares by the Company shall not be prohibited by any law, rule, governmental order or regulation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any Governmental Authority or of any other Person with respect to any of the transactions contemplated hereby shall have been duly obtained or made and shall be in full force and effect.

(f)                                    Such Purchaser shall have delivered to the Company each of a Form W-9 or Form W-8, as applicable, and a completed an Investor Questionnaire in the form of Exhibit B hereto.

6                                          Certain Covenants and Agreements.

6.1                                           Transfer of Securities. Each Purchaser agrees severally (as to itself only) and not jointly that it shall not sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Shares, the Warrants or any Warrant Shares, except: (i) pursuant to an effective registration statement under the Securities Act; (ii) to an Affiliate of such Purchaser (so long as such Affiliate agrees to certify that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act and to be bound by the terms and provisions of this Agreement as if, and to the fullest extent as, such Purchaser) or to partners or members in a pro rata distribution; or (iii) pursuant to an available exemption from registration under the Securities Act (including sales permitted pursuant to Rule 144) and applicable state securities laws. Any transfer or purported transfer of the Shares in violation of this Section 6.1 or Section 6.2 shall be void. The Company shall not register any transfer of the Shares in violation of this Section 6.1 or Section 6.2. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 6.1 and Section 6.2.

6.2                                           Legends.

(a)                                  To the extent applicable, each certificate or other document evidencing the Shares, the Warrants and any Warrant Shares shall be endorsed with the legend set forth below, and each Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR

18

SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT.”

(b)                                 The legend set forth in Section 6.2(a) shall be removed from the certificates evidencing the Shares, Warrants and any Warrant Shares, (i) following any sale of such Shares, Warrants or Warrant Shares pursuant to Rule 144 or any effective registration statement, or (ii) if such Shares, Warrants or Warrant Shares are eligible for sale under Rule 144(k) (and the holder of such Shares, Warrants or Warrant Shares has submitted a written request for removal of the legend along with a legal opinion, if reasonably requested by the Company, to the effect that the holder has complied with the applicable provisions of Rule 144), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC) (and the holder of such Shares, Warrants or Warrant Shares has submitted a written request for removal of the legend, along with a legal opinion, if reasonably requested by the Company, to the effect that the holder has complied with such judicial interpretation or pronouncement). Subject to receipt of appropriate certifications, the Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly upon the occurrence of any of the events in clauses (i), (ii) or (iii) above to effect the removal of the legend on certificates evidencing the Shares or any Warrant Shares and shall also cause its counsel to issue a “blanket” legal opinion to the Company’s transfer agent promptly after the effective date of any registration statement covering the resale of the Shares or any Warrant Shares (provided that there is an effective registration statement covering the resale of the Shares or any Warrant Shares, as the case may be), if required by the Company’s transfer agent, to allow sales without restriction pursuant to an effective registration statement. The Company agrees that at such time as such legend is no longer required under this Section 6.2(b), it will, no later than three (3) business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing the Shares, Warrants or any Warrant Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Shares, Warrants or Warrant Shares that is free from all restrictive and other legends; provided that in the case of removal of the legend for reasons set forth in clause (ii) above, the holder of such Shares, Warrants or Warrant Shares has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 6.

6.3                                           Publicity. Except to the extent required by applicable laws, rules, regulations or stock exchange requirements, the Company, the Subsidiaries and their Affiliates shall not, without the written consent of the Majority Purchasers, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement; provided that the Company, each Subsidiary and their respective Affiliates shall not, without the prior written consent of the Purchaser, disclose or publish the name of such Purchaser in any such press release or public announcement.  Except to the extent required by applicable laws, rules, regulations or stock exchange requirements, the Purchasers and their Affiliates shall not, without the written consent of the Company make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement.  In no event will either (i) the Company, the Subsidiaries or any of their Affiliates or (ii) any Purchaser or any of its Affiliates make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement without consulting with the Company, on the one hand, and Tejas Securities Group, Inc., on the other hand, to the extent possible, as to the content of such public announcement or press release.  Notwithstanding the foregoing, the parties agree that the Company shall issue a press release in the form of Exhibit G hereto promptly following (and in no event more than 24 hours after) the Closing and, on or before 9:00 a.m., New York time, on the first trading day following the Closing Date, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement and the Transaction Documents in the form required by the

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Exchange Act, and attaching the material transaction documents (including, without limitation, this Agreement (and all schedules to this Agreement) and the Registration Rights Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”, and the description and attachments, the “8-K Materials”).  From and after the filing of the 8-K Filing with the SEC, the Company shall use commercially reasonable efforts to assure that, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents to use commercially reasonable efforts to assure that, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Purchaser; provided that the Company shall not be responsible for any information obtained by any Purchaser or any Inspector (as defined in the Registration Rights Agreement) as a result of such Purchaser’s exercise of its inspection rights under the Registration Rights Agreement; and provided further that in the event the Company or any of its Subsidiaries provides any information to a Purchaser under the Transaction Documents and the Company reasonably believes that such information represents material nonpublic information, the Company (a) shall prior to such disclosure to any Purchaser notify such Purchaser of such belief and shall not provide such information to any Purchaser which does not expressly consent to receive such information and (b) to the extent any Purchaser determines not to receive such information, the Company shall be deemed not to be in breach of the original obligation to provide such information.  In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material non-public information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents; provided that the Purchaser will provide to the Company two Business Days’ advance notice prior to such disclosure, and shall refrain from making such disclosure if the Company makes such disclosure during such two-day period.  No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure made in compliance with this Section 6.3.

6.4                                           Use of Proceeds. The Company covenants and agrees that the proceeds from the sale of the Shares and Warrants shall be used by the Company for the purposes described in the Offering Memorandum.

6.5                                           Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares or Warrants in a manner that would require the registration under the Securities Act of the sale of the Shares or the issuance of the Warrants or any Warrant Shares to the Purchasers.

6.6                                           Reservation of Common Stock for Issuance; Listing of Shares.  The Company agrees to reserve from its duly authorized capital stock the total number of shares of Common Stock issuable upon execution of this Agreement and upon the exercise in full of all of the Warrants.  The Company agrees that at any time, if and when its shares of Common Stock are listed on NASDAQ or any other securities exchange, that it will use commercially reasonable efforts to promptly list and qualify the Shares and any Warrant Shares for trading on NASDAQ or such other securities exchange.

20

6.7                                           Actions with respect to Securities Laws Exemptions.  Neither the Company nor anyone acting on its behalf shall take any action that would cause the loss of any Securities Laws Exemptions.

6.8                                           Restrictions on Certain Stock Issuances or Registrations.  The Company agrees that prior to the effectiveness of the Mandatory Registration Statement (as defined in the Registration Rights Agreement), the Company shall not (i) issue any shares of Common Stock, or securities convertible into or exercisable for shares of Common Stock, that could be eligible for sale without restriction under the Securities Act prior to the effectiveness of the Mandatory Registration Statement (as defined in the Registration Rights Agreement), or (ii) grant any registration rights after the date hereof to any other Person that would entitle such Person to have the sale of securities held by such Person registered under the Securities Act by the Company under a registration statement that is declared effective prior to the effectiveness of the Mandatory Registration Statement, provided, that this Section 6.8 shall not be deemed to restrict the ability of the Company to (a) issue shares of Common Stock upon the exercise or conversion of any options, warrants, convertible debt instruments or other contingent securities outstanding on the date hereof or (b) issue shares, options or warrants to employees, directors or consultants of the Company.

6.9                                           Listing.  After the Closing Date, once the Company satisfies the applicable listing requirements, the Company shall use commercially reasonable efforts to have its Common Stock listed on the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange.  The Purchasers acknowledge and agree that the decision as to which market or exchange on which the Company elects to list its Common Stock rests solely within the discretion of the Company.

6.10                                     Equal Treatment of Purchasers.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement or any of the Transaction Documents unless the same consideration is also offered to all of the parties to this Agreement and the Transaction Documents.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of the Shares or otherwise.

6.11                                     Pre-Emptive Right.  From and after the Closing Date until the first anniversary of the date that the Mandatory Registration Statement (as defined in the Registration Rights Agreement) is first declared effective by the SEC, each Purchaser shall have the right to purchase a pro rata share of New Securities (as defined in this Section 6.11) that the Company may, from time to time, propose to sell and issue; provided, however, that the Purchasers collectively shall only have the right to purchase up to 50% of the aggregate New Securities that the Company proposes to issue and sell as set forth in the notice delivered by the Company pursuant to Section 6.11(b).  Each Purchaser’s pro rata share, for purposes of the pre-emptive right set forth in this Section 6.11, is the ratio of the number of shares of Common Stock owned by such Purchaser immediately prior to the issuance of New Securities to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities. Each Purchaser shall also have the right of over-allotment to purchase additional New Securities set forth in paragraph (b) of this Section 6.11. This pre-emptive right shall be subject to the following provisions:

(a)                                  “New Securities” shall mean any capital stock (including Common Stock) of the Company whether now authorized or not, and any rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock; provided that the term “New Securities” does not include capital stock (including without limitation shares of Common Stock), convertible securities, rights or

21

other securities issued: (i) upon conversion of the Warrants or other securities issuable upon conversion of securities outstanding on the date hereof (including without limitation upon exercise of warrants and options issued by the Company from time to time and upon conversion of the shares of Series A Convertible Preferred Stock), (ii) to employees, consultants, officers or directors of the Company pursuant to stock option, stock purchase or stock bonus plans or agreements or other stock incentive plans or arrangements approved by the Board, (iii) pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization or pursuant to a corporate partnering agreement, joint venture or strategic relationship if such issuance is approved by the Board, provided such issuances described in this clause (iii) are not primarily for the purpose of raising capital through equity financing or to an entity whose principal business is investing in securities and are approved by the Board, (iv) in connection with any stock split, stock dividend or recapitalization of the Company, (v) in connection with lease lines, bank loans, corporate partnering or other similar transactions, provided such issuances described in this clause (v) are not primarily for the purpose of equity financing and are approved by the Board, (vi) to all shareholders of the Company on a pro rata basis, and (vii) to directors of the Company as compensation for their service as directors pursuant to a restricted stock plan.

(b)                                 In the event the Company proposes to undertake an issuance of New Securities, it shall give each Purchaser written notice of its intention, describing the type of New Securities, their price and the general terms upon which the Company proposes to issue the same. Each Purchaser shall have thirty (30) days after any such notice is mailed or delivered to agree to purchase all or any portion of such Purchaser’s pro rata share of such New Securities subject to this Section 6.11 for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Purchaser shall have the right of over-allotment such that if any Purchaser fails to exercise its right under this Section 6.11 to purchase its full pro rata share of New Securities, the other Purchasers may purchase the portion of such Purchaser’s remaining portion on a pro rata share within ten (10) days from the date such non-purchasing Purchaser fails to exercise its right hereunder to purchase its full pro rata share of New Securities.

(c)                                  In the event the Purchasers fail to exercise the pre-emptive right within such thirty (30) day period and after the expiration of the ten (10) day period for the exercise of the over-allotment provisions of this Section 6.11, the Company shall have ninety (90) days thereafter to sell any New Securities with respect to which the Purchasers’ pre-emptive right set forth in this Section 6.11 was not exercised and the 50% of the New Securities that are not subject to this Section 6.11, at a price and upon terms no more favorable to the purchasers thereof or to the Company than specified in the Company’s notice to the Purchasers pursuant to Section 6.11(b) above. In the event the Company has not sold the New Securities with respect to which the Purchasers’ preemptive right set forth in the Section 6.11 was not exercised and the 50% of the New Securities that are not subject to this Section 6.11 within such ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first again offering the New Securities subject to this Section 6.11 to the Purchasers in the manner provided in Section 6.11(b) above.

7                                          Indemnification.

7.1                                           By the Company. The Company, without limitation as to time, agrees to indemnify, defend and hold harmless each Purchaser and its Affiliates and their respective officers, directors, agents, employees, subsidiaries, partners, members, investment advisers and controlling persons (collectively, the “Purchaser Indemnitees”) to the fullest extent permitted by law from and against any

22

and all claims, losses, liabilities, damages, deficiencies, judgments, assessments, fines, settlements, costs or expenses (including interest, penalties and reasonable fees, disbursements and other charges of counsel) (collectively, “Losses”) based upon, arising out of or otherwise in respect of or relating to any breach by the Company of any representation, warranty, covenant or agreement of the Company contained in this Agreement or in the Transaction Documents.

7.2                                           Applicability. Notwithstanding any term to the contrary in this Section 7, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder.

8                                          Miscellaneous Provisions.

8.1                                           Rights Cumulative. Each and all of the various rights, powers and remedies of the parties shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement.  The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

8.2                                           Pronouns. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

8.3                                           Notices.

(a)                                  Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be sent by postage prepaid first class mail, overnight courier or facsimile transmission, or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

(b)                                 All correspondence to the Company shall be addressed as follows:

Particle Drilling Technologies, Inc.

808 Travis, Suite 850
Houston, Texas 77002

Attn:  Chief Financial Officer

Facsimile: (713) 224-6361

with a copy to:

Vinson & Elkins LLP

First City Tower

1001 Fannin Street, Suite 2300

Houston, Texas 77002-676

Attn: Keith Fullenweider

Facsimile: (713) 758-2346

(c)                                  All correspondence to the Purchasers shall be addressed pursuant to the contact information set forth on Schedule I attached hereto.

23

(d)                                 Any party may change the address to which correspondence to it is to be addressed by notification as provided for herein.

8.4                                           Captions. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

8.5                                           Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

8.6                                           Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of New York without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.  THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

8.7                                           Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

8.8                                           Assignment. The rights and obligations of any party hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of such party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Each Purchaser may assign or transfer any or all of its rights under this Agreement to any Person provided that such assignee or transferee complies with and agrees in writing to be bound, with respect to the transferred Shares and Warrant Shares, by Sections 6.1 and 6.2 hereof; whereupon such assignee or transferee shall be deemed to be a “Purchaser” for all purposes of this Agreement.

8.9                                           Survival. The respective representations and warranties given by the parties hereto shall survive the Closing Date and the consummation of the transactions contemplated herein. The respective covenants and agreements agreed to by a party hereto shall survive the Closing Date and the consummation of the transactions contemplated herein in accordance with their respective terms and conditions.

8.10                                     Entire Agreement. This Agreement and the Transaction Documents constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersede all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral, including but not limited to the various Term Sheets dated on or about February 8, 2005 between the Company and the Purchasers.  The Company agrees that in the event it enters into any agreement or understanding with any Purchaser pursuant to which the Company grants such Purchaser any rights or other terms relating to the purchase, registration, holding or disposition of Shares, Warrant Shares or Warrants that are more favorable than those set forth herein or in the Transaction Documents, the Company shall also grant each other Purchaser such more favorable rights or other terms.

8.11                                     Amendments. Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provisions of this Agreement shall be effective only if made or

24

given in writing and signed by the Company and the Majority Purchasers, provided, that any amendment, supplement, modification or waiver that is materially and disproportionately adverse to any Purchaser(s), when compared to all other Purchasers similarly situated, shall require the consent of such Purchaser(s).

8.12                                     No Third Party Rights. This Agreement is intended solely for the benefit of the parties hereto and their respective successors and permitted assigns and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto, provided, that each of the Purchaser Indemnitees that are not Purchasers are entitled to all rights and benefits as third party beneficiaries of Section 7 of this Agreement.

8.13                                     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

8.14                                     Exculpation Among Purchasers.  Each Purchaser acknowledges that it is not relying upon any Person (including, without limitation, any other Purchaser), other than the Company and its officers and directors (acting in their capacity as representatives of the Company), in deciding to invest and in making its investment in the Company.  Each Purchaser agrees that no other Purchaser nor the respective controlling persons, officers, directors, partners, agents or employees of any other Purchaser shall be liable to such Purchaser for any losses incurred by such Purchaser in connection with its investment in the Company.

8.15                                     Expenses.  Each party hereto will bear its own fees and expenses in connection with the transactions contemplated by this Agreement and the Transaction Documents.

[Signature pages follow.]

25

                                                Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first written above.

THE COMPANY:

PARTICLE DRILLING TECHNOLOGIES, INC.

By:	/s/ J. Chris Boswell
Name:	J. Chris Boswell
Title:	Senior Vice President and Chief Financial Officer

26

Purchaser

MILFAM I, L.P.

By:	/ s / Lloyd I. Miller
Name:	Lloyd I. Miller
Title:	General Partner
Address:	4550 Gordon Drive
Naples, FL 34102-7914

Number of Shares to be purchased: 125,000

Taxpayer Identification No. 31 486117
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

MILLENNIUM PARTNERS, L.P.
By: MILLENNIUM MANAGEMENT, L.L.C.

By:	/ s / Terry Feeney
Name:	Terry Feeney
Title:	Chief Operating Officer

Number of Shares to be purchased:	1,000,000 @ $2 each

Taxpayer Identification No. (if entity):	13-3521699
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Phaeton International (BVI) Ltd.

By:	/ s / Joann McNiff
Name:	Joann McNiff
Title:	Authorized Agent
Address:	600 Fifth Avenue, 27th Fl.
New York, NY 10020

Number of Shares to be purchased:	315,000

Taxpayer Identification No. (if entity):	N/A*
Social Security No. (if individual):

*Offshore Entity

[Signature Page to Securities Purchase Agreement]

Purchaser

Phoenix Partners, II, L.P.

By:	/ s / Joann McNiff
Name:	Joann McNiff
Title:	Authorized Agent
Address:	600 Fifth Avenue, 27th Fl.
New York, NY 10020

Number of Shares to be purchased:	102,000

Taxpayer Identification No. (if entity):	84-1631449
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Phoenix Partners, L.P.

By:	/ s / Joann McNiff
Name:	Joann McNiff
Title:	Authorized Agent
Address:	600 Fifth Avenue, 27th Fl.
New York, NY 10020

Number of Shares to be purchased:	333,000

Taxpayer Identification No. (if entity):	13-6272912
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

The IBS Turnaround Fund (QP), L.P.

By:	/ s / David Taft
Name:	David Taft
Title:	President, IBS Capital Corp.
its General Partner
Address:	2 International Place, 24th Flr.
Boston, MA 02110

Number of Shares to be purchased:	480,000

Taxpayer Identification No. (if entity):	20-2036891
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

The IBS Turnaround Fund, L.P.

By:	/ s / David Taft
Name:	David Taft
Title:	President, IBS Capital Corp.
Address:	2 International Place, 24th Flr.
Boston, MA 02110

Number of Shares to be purchased:	210,000

Taxpayer Identification No. (if entity):	93-1146657
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

The IBS Opportunity Fund, Ltd.

By:	/ s / David Taft
Name:	David Taft
Title:	President, IBS Capital Corp.
Address:	2 International Place, 24th Flr.
Boston, MA 02110

Number of Shares to be purchased:	110,000

Taxpayer Identification No.	N/A – Offshore
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

By:	/ s / Frederick J. Wahl
Name:	Fredrick J. Wahl
Title:	Managing Member
Address:	Ore Hill Partners L.L.C.

Number of Shares to be purchased:

Taxpayer Identification No. (if entity):
Social Security No. (if individual):

Ore Hill Hub Fund, Ltd.
By: Ore Hill Partners, LLC
It’s Investment Advisor

[Signature Page to Securities Purchase Agreement]

Purchaser

GREYWOLF CAPITAL PARTNERS II LP

By:	/ s / W. Troy
Name:	W. Troy
Title:	COO
Address:	411 West Putnam
Greenwich, CT 06830

Number of Shares to be purchased:	360,000

Taxpayer Identification No. (if entity):	54-2104239
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

GREYWOLF CAPITAL OVERSEAS FUND

By:	/ s / W. Troy
Name:	W. Troy
Title:	COO
Address:	411 West Putnam
Greenwich, CT 06830

Number of Shares to be purchased:	640,000

Taxpayer Identification No. (if entity):	N/A*
Social Security No. (if individual):

*Cayman Islands Entity

[Signature Page to Securities Purchase Agreement]

Purchaser

Sound Energy Capital Offshore Fund, Ltd.

By:	/ s / Anthony Giammalva
Name:	Anthony Giammalva
Title:	G.P.
Address:	Sound Energy Capital Management, L.P.
its Investment Advisor
354 Pequot Avenue
Southpoint, CT 06890

Number of Shares to be purchased:	45,200

Taxpayer Identification No. (if entity):	N/A
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Southport Energy Plus Offshore Fund, Inc.

By:	/ s / Anthony Giammalva
Name:	Anthony Giammalva
Title:	CEO
Sound Energy Partners, Inc.
its Investment Advisor
Address:	354 Pequot Avenue
Southpoint, CT 06890

Number of Shares to be purchased:	121,400

Taxpayer Identification No. (if entity):	N/A
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Southport Energy Plus Partners, L.P.

By:	/ s / Anthony Giammalva
Name:	Anthony Giammalva
Title:	CEO
Sound Energy Partners, Inc.
its Investment Manager
Address:	354 Pequot Avenue
Southpoint, CT 06890

Number of Shares to be purchased:	333,400

Taxpayer Identification No. (if entity):	06-1531979
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Rita Barr

By:	/ s / Rita Barr
Name:	Rita Barr
Title:
Address:	28 Sage Lane
Glenmont, NY 12077

Number of Shares to be purchased:	50,000

Taxpayer Identification No. (if entity):
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Cadence Offshore Ltd.

By:	/ s / Philip R. Broenniman
Name:	Philip Broenniman
Title:	Authorized Signatory
Address:	c/o Cadence Investment Mgt. LLC
800 Third Avenue, 10th Fl.
New York, NY 10022

Number of Shares to be purchased:	104,000

Taxpayer Identification No. (if entity):	N/A Foreign
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Ivy MA Holdings Cayman 8, Ltd.

By:	/ s / Philip R. Broenniman
Name:	Philip Broenniman
Title:	Authorized Signatory
Address:	c/o Cadence Investment Mgt. LLC
800 Third Avenue, 10th Fl.
New York, NY 10022

Number of Shares to be purchased:	90,000

Taxpayer Identification No. (if entity):	N/A Foreign
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Cadence Onshore, LP

By:	/ s / Philip R. Broenniman
Name:	Philip Broenniman
Title:	Authorized Signatory
Address:	c/o Cadence Investment Mgt. LLC
800 Third Avenue, 10th Fl.
New York, NY 10022

Number of Shares to be purchased:	56,000

Taxpayer Identification No. (if entity):	20-0242459
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

SF Capital Partners, Ltd.

By:	/ s / Brian H. Davidson
Name:	Brian H. Davidson
Title:	Authorized Signatory
Address:	c/o Stark Offshore Management, LLC
3600 South Lake Drive
St. Francis, WI 53235

Number of Shares to be purchased:	500,000

Taxpayer Identification No. (if entity):	98-0363554
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

NISKAYUNA DEVELOPMENT LLC

By:	/ s / Jared E. Abbruzzese, Sr.
Name:	Jared E. Abbruzzese, Sr.
Title:	An Authorized Signatory
Address:	18 Corporate Woods Boulevard
Third Floor
Albany, NY 12211

Number of Shares to be purchased:	125,000

Taxpayer Identification No.:	45-0523242
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Xerion Partners II Master Fund Limited

By:	/ s / Michael J. Berner
Name:	Michael J. Berner
Title:	Attorney-in-Fact
Address:	c/o BNY Alternative Investment
Services, Ltd.
18 Church Street
Skandia House
Hamilton, HM 11 Bermuda

Number of Shares to be purchased:	125,000

Taxpayer Identification No. (if entity):	98-0418916
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Xerion Partners I L.L.C.
By Paloma G.P. L. L. C., Manager

By:	/ s / Michael J. Berner
Name:	Michael J. Berner
Title:	Vice President
Address:	Two American Lane
Greenwich, CT 06836-2571

Number of Shares to be purchased:	125,000

Taxpayer Identification No. (if entity):	32-0055067
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Strome Hedgecap Ltd.

By:	/ s / Jeffery Lambert
Name:	Jeffery Lambert
Title:	Director
Address:	c/o Strome Investment Management
100 Wilshire Blvd. #1500
Santa Monica, CA 90401
Attn: Casey Borman

Number of Shares to be purchased:	500,000

Taxpayer Identification No. (if entity):	N/A
Social Security No. (if individual):	N/A

[Signature Page to Securities Purchase Agreement]

Purchaser

William C. Montgomery

By:	/ s / William C. Montgomery
Name:	William C. Montgomery
Title:
Address:	423 Hunterwood
Houston, TX 77024

Number of Shares to be purchased:	50,000

Taxpayer Identification No. (if entity):
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

Schottenfeld Qualified Associates, L.P.

By:	/ s / Richard Schottenfeld
Name:	Richard Schottenfeld
Title:	Managing Member
Address:	800 Third Avenue
10th Floor
New York, NY 10022

Number of Shares to be purchased:	350,000

Taxpayer Identification No. (if entity):	13-4127330
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

LC CAPITAL MASTER FUND, LTD.

By:	/ s / Richard F. Conway
Name:	Richard F. Conway
Title:	Director
Address:	c/o Lampe Conway & Co., LLC
680 Fifth Avenue, Suite 1202
New York, NY 10019

Number of Shares to be purchased:	1,500,000

EIN Identification No. (if entity):	98-0374362
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]

Purchaser

By:	/ s / Karen Singer
Name:	KAREN SINGER
Title:
Address:	c/o Romulus Holdings, Inc.
560 Sylvan Avenue
Englewood Cliffs, NJ 07632

Number of Shares to be purchased:	250,000

Taxpayer Identification No. (if entity):
Social Security No. (if individual):

[Signature Page to Securities Purchase Agreement]